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Exhibit 10.2

FIRST AMENDMENT TO
RETIREMENT SAVINGS PLAN
OF
FOREST OIL CORPORATION

        WHEREAS, Forest Oil Corporation (the "Company") has heretofore adopted the Retirement Savings Plan of Forest Oil Corporation (the "Plan") for the benefit of its eligible employees; and

        WHEREAS, the Company amended and restated the Plan, effective as of August 1, 2001; and

        WHEREAS, the Company desires to further amend the Plan;

        NOW, THEREFORE, the Plan shall be amended as follows:

        1.    The last sentence of Section 1.1(19) of the Plan shall be deleted and the following shall be substituted therefor:

  "Further, effective as of January 1, 2000, a distribution on account of financial hardship from the Before-Tax Account of a Participant who has not attained age 59 1/2 shall not constitute an Eligible Rollover Distribution."

        2.    As amended hereby, the Plan is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 12th day of April, 2002.

FOREST OIL CORPORATION
By:	Name: David H. Keyte Title: Executive Vice President and Chief Financial Officer

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  Exhibit 10.2